1 Second Quarter 2017 Earnings Conference Call July 26, 2017

2 Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of June 30, 2017 unless otherwise noted.

3 Steven G. Bradshaw Chief Executive Officer

4 Second Quarter Summary: • Noteworthy items impacting Q2 profitability: • Strong net interest margin and net interest revenue growth from full benefit from March 2017 Fed rate hike and continued asset sensitivity of balance sheet in early part of rate cycle • Fee income driven by strong performance from Fiduciary and Asset Management, Transaction Card, and seasonal strength in mortgage banking • Continued careful expense management, including $5.1 million refund from FDIC • $5.7 million gain on the sale of a merchant banking investment • Benign credit environment – no provision for loan losses in the quarter. Q2 2017 Q1 2017 Q2 2016 Diluted EPS $1.35 $1.35 $1.00 Net income before taxes ($M) $136.6 $126.8 $96.8 Net income attributable to BOKF shareholders ($M) $88.1 $88.4 $65.8 $65.8 $74.3 $50.0 $88.4 $88.1 $1.00 $1.13 $0.76 $1.35 $1.35 2Q16 3Q16 4Q16 1Q17 Q217 Net Income Net income attributable to shareholders Net income per share - diluted

5 Additional Details ($B) Q2 2017 Quarterly Growth Annualized Quarterly Growth Year over Year Growth Period-End Loans $17.2 1.1% 4.5% 4.7% Average Loans $17.1 -% -% 5.3% Fiduciary Assets $44.5 0.2% 0.8% 11.3% Assets Under Management or in Custody $77.8 0.5% 2.0% 6.6% • Mid single digit annualized loan growth in Q2 2017, driven by momentum in energy banking • Modest AUM growth driven by market factors

6 Steven Nell Chief Financial Officer Financial Overview

7 Net Interest Revenue Net Interest Margin ($mil) Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Net Interest Revenue $205.2 $201.2 $194.2 $187.8 $182.6 Provision For Credit Losses $ -- $ -- $ -- $ 10.0 $ 20.0 Net Interest Revenue After Provision $205.2 $201.2 $194.2 $177.8 $162.6 Net Interest Margin 2.89% 2.81% 2.69% 2.64% 2.63% Add Back: Dilution due to FHLB/Fed Trade 0.13% 0.13% 0.12% 0.12% 0.12% Normalized Net Interest Margin 3.02% 2.94% 2.81% 2.76% 2.75% • Due to low deposit betas and low deposit pricing pressure, balance sheet continues to behave very asset sensitive in the current interest rate cycle • Net Interest Margin up 8 basis points sequentially due to: • Full impact of March 2017 Fed rate hike • Yield on AFS securities up 6 basis points • Loan yields up 15 basis points • Deposit costs up 5 basis points • Normalized Net Interest Margin exceeds 3% for first time since Q3 2012

8 Fees and Commissions Revenue, $mil Change: Q2 17 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage and Trading $31.8 (5.5%) (19.6%) (1.4%) Transaction Card 35.3 9.9% 1.0% 2.8% Fiduciary and Asset Management 41.8 8.2% 20.1% 15.7% Deposit Service Charges and Fees 23.4 1.4% 3.3% 2.0% Mortgage Banking 30.3 20.2% (13.2%) 0.8% Other Revenue 15.0 27.5% 12.2% 0.1% Total Fees and Commissions $177.5 8.0% (1.5%) 3.8% Fee and commission revenue drivers: • Brokerage and trading: Soft quarter for fees due to impact of fiduciary rule implementation on retail brokerage business, lower investment banking deal flow, and reduced institutional trading volume. • Transaction card: Revenue momentum rebuilding due to strong sales activity in 1H2017. Year over year comparison impacted by heavy contract buyout revenue in 2Q16. • Fiduciary and asset management: Strong revenue growth from corporate trust and institutional wealth; zero fee waivers this quarter compared to $1.8 million in 2Q16; and contribution from seasonal tax planning business. • Mortgage banking: Strong sequential increase due to seasonality, higher retail gain on sale margins, and improved pipeline hedge performance. • NOTE: $1.6 million of revenue from repossessed oil wells included in “other revenue” line.

9 Expenses ($mil) Q2 2017 Q1 2017 Q2 2016 %Incr. Seq. %Incr. YOY Personnel Expense $143.7 $136.4 $139.2 5.4% 3.3% Other Operating Expense $107.1 $108.3 $112.2 (1.1)% (4.5)% Total Operating Expense $250.9 $244.7 $251.4 2.5% (0.2)% Personnel Expense: • Increase due to full quarter’s impact of March merit increases, severance expense, and updated vesting assumptions on equity incentive awards Other Operating Expense: • Business promotion expense up $1 million sequentially due to timing of advertising spend • $5.1 million of FDIC expense rebates from prior quarters due to designation of BOKF as a custody bank. • Expect FDIC expense run rate to be ~$1 million per quarter lower going forward • Higher OREO expense due to $900,000 of operating costs, net of gain on partial property sales, associated with repossessed oil wells (offsetting revenue of $1.6 million) • Lower provision for recourse losses caused reduction in mortgage banking expense

10 Other Balance Sheet Statistics June 30 2017 Mar 31 2017 June 30 2016 Period End AFS Securities $8.3 billion $8.4 billion $8.8 billion Average AFS securities $8.4 billion $8.6 billion $8.9 billion Period End Deposits $22.3 billion $22.6 billion $20.8 billion Average Deposits $22.1 billion $22.4 billion $20.5 billion Common Equity Tier 1 11.8% 11.6% 11.9% Tier 1 11.8% 11.6% 11.9% Total Capital Ratio 13.4% 13.3% 13.5% Leverage Ratio 9.3% 8.9% 9.1% Tangible Common Equity Ratio 9.2% 8.9% 9.3% Tangible Book Value per Share $44.87 $43.63 $44.68 • AFS securities down due to continued repositioning of balance sheet in light of rising rate environment • Deposits down slightly from Q1 but up 8% year over year including Mobank impact. • BOK Financial remains well capitalized at quarter end; all capital ratios increased sequentially in Q2 • Year over year decrease in capital ratios due to Mobank acquisition and share repurchases

11 2017 Assumptions  Mid-single-digit loan growth for the full year  Available-for-sale securities portfolio expected to be flat for balance of the year (*)  Stable to increasing net interest margin and modest sequential growth in net interest income expected in Q3 and Q4  Loan loss provision of $0-$10 million for full year (*)  Low-single-digit revenue growth from fee-generating businesses on a trailing twelve month basis  Expenses flat to slightly down compared to 2016 * Guidance changed from prior quarter

12 Stacy Kymes EVP-Corporate Banking

13 ($mil) June 30 2017 Mar 31 2017 Seq. Loan Growth Commercial and Industrial $10,638.0 $10,327.1 3.0% Commercial Real Estate 3,688.6 3,871.1 (4.7%) Residential Mortgage 1,939.2 1,946.3 (0.4%) Personal 917.9 847.4 8.3% Total $17,183.7 $16,991.9 1.1% Loan Portfolio by Type: ($mil) June 30 2017 Mar 31 2017 Seq. Loan Growth OK $5,753.9 $5,595.3 2.8% TX 6,286.1 6,145.0 2.3% NM 810.1 833.1 (2.8%) AR 177.4 175.6 1.0% CO 1,440.7 1,376.3 4.7% AZ 1,416.2 1,468.4 (3.6%) KC 1,299.3 1,398.2 (7.1%) Total $17,183.6 $16,991.9 1.1% Loan Portfolio by Market:  Strong energy growth drove C&I portfolio increase  Arizona down due to CRE paydowns  Decrease in KC partially due to payoff of criticized loan

14 ($mil) June 30 2017 Mar 31 2017 Seq. Loan Growth Energy $2,847.2 $2,537.1 12.2% Services 2,958.8 3,013.4 (1.8%) Healthcare 2,221.5 2,265.6 (1.9%) Wholesale/retail 1,543.7 1,506.2 2.5% Manufacturing 546.2 543.4 0.5% Other 520.6 461.4 12.8% Total C&I $10,638.0 $10,327.1 3.0% ($mil) June 30 2017 Mar 31 2017 Seq. Loan Growth Retail $722.8 $745.0 (3.0%) Multifamily 952.4 923.0 3.2% Office 863.0 860.9 0.2% Industrial 693.6 871.5 (20.4%) Residential Const. and Land Dev. 141.6 136.0 4.1% Other CRE 315.2 334.7 (5.8%) Total CRE $3,688.6 $3,871.1 (4.7%) Commercial & Industrial: Commercial Real Estate  Energy loan growth of 12.2% was primary driver of overall C&I growth  Healthcare portfolio growth temporarily stalled due to uncertain political environment  CRE portfolio down due to internal concentration management efforts combined with higher-than-expected paydown activity in Q2.

15 Key Credit Quality Metrics $168.1 $143.0 $132.5 $110.4 $124.0 79.1 94.0 98.5 97.2 121.5 $247.2 $237.0 $231.0 $207.6 $245.4 $- $50.0 $100.0 $150.0 $200.0 $250.0 2Q16 3Q16 4Q16 1Q17 2Q17 Energy Non-Accruals Other Non-Accruals 1.54% 1.56% 1.52% 1.52% 1.49% 1.40% 1.42% 1.44% 1.46% 1.48% 1.50% 1.52% 1.54% 1.56% 1.58% 2Q16 3Q16 4Q16 1Q17 2Q17 Combined Allowance for Credit Losses to Period End Loans 0.18% 0.15% -0.03% -0.02% 0.04% -0.50% 0.00% 0.50% 1.00% 1.50% 2Q16 3Q16 4Q16 1Q17 2Q17 Net charge offs (annualized) to average loans  No material signs of stress in any loan portfolio  Appropriately reserved for any potential issues with a combined allowance of 1.49%, which is at or near the top of the peer group

16 Energy Lending Update At 6/30/17:  $5.7 billion commitments  $2.8 billion outstanding  E&P line utilization 53%  Q2 energy net chargeoffs $228k  Fifth consecutive quarterly reduction in criticized/classified energy loan outstandings 20 year average gross loss rate on E&P loans (gross chargeoffs as a percent of period average loans) is 14.3 bps 83% 11% 6% Oil & Gas Producers Midstream & Other Energy Services

17  $723 million outstanding at 6/30/17  Only $2 million criticized loans – no change from 3/31/17  60% of portfolio considered service based and less susceptible to online competition Diversified portfolio:  Top ten “goods based” retail CRE exposures total $192 million. Goods based determined by:  >50% of gross potential rent from the Moody’s retail industry classifications that are most susceptible to e-commerce threats.  Or >35% of gross potential rent from any one goods-based retailer.  Highly diversified tenant base with no material exposure to any one tenant. Top five tenant concentrations are as follows: 1. Investment grade retail pharmacy chain: 13 loans totaling $45MM 2. Investment grade retail pharmacy chain: 4 loans totaling $8MM 3. Investment grade “dollar store” chain: 9 loans totaling $7.9MM 4. Investment grade arts and crafts supply chain: 4 loans totaling $7.8MM 5. Investment grade “dollar store” chain: 5 loans totaling $4.1MM Retail CRE Update Top 5 tenants only represent $72.8 million or 10.1% of retail CRE exposure

18  Total Retail/Wholesale category outstandings at 6/30: $1,543.7 million  Retailers total $652.6 million or 42% of this category  65% of retailer outstandings are service-based retailers (61% of commitments)  Criticized loans total $8.6 million (1.32%)  Retail C&I portfolio by type: Retail C&I Update Store Type Outstanding at 6/30/17 Notes: Convenience Stores $128.3 Grocers $45.2 Auto Dealers $49.5 Restaurants $158.7 Other $270.9 Over $100 million to a single investment-grade retailer with low risk of online competition TOTAL $652.6

19 Steven G. Bradshaw Chief Executive Officer Closing Remarks

20 Question and Answer Session